Exhibit 99.1

STERIS Announces Changes to Board of Directors

• David B. Lewis to retire at the Company’s 2021 Annual Meeting of Shareholders

• Company appoints Paul E. Martin to Board

DUBLIN, IRELAND—(May 11, 2021)—STERIS plc (NYSE: STE) (“STERIS” or the “Company”) today announced changes to its Board of Directors. David Lewis, Board member since 2010 has announced that he will not stand for election when his term expires on July 29, 2021. In addition, effective May 5, 2021, Paul E. Martin, former Senior Vice President and Chief Information Officer for Baxter International Inc., has been elected to the company’s Board of Directors.

“We are grateful for David’s long-term commitment to STERIS and will miss his unique perspective. We wish him all the best in his retirement,” said Mohsen Sohi, Chairman of STERIS. “We are pleased to welcome Paul to our Board of Directors. Paul is a seasoned healthcare executive with crucial experience in IT. He will provide valuable insight to our Board.”

Mr. Martin served as Senior Vice President and Chief Information Officer for Baxter International Inc., a multinational healthcare company, from 2011 until his retirement in 2020. From 1999 to 2011, he held several senior management positions at Rexam plc (Rexam), a consumer packaging manufacturing company based in the U.K., including Chief Information Officer. Prior to that, Mr. Martin held information technology leadership positions at CIT Group Inc., BNSF Railway Company and Frito-Lay, Inc.

Since 2017, Mr. Martin has served on the Board of Directors of Unisys Corporation and is currently a member of its Audit and Finance Committee as well as the chair of its Security and Risk Committee. Early in 2021, he joined the Board of Directors of Ping Identity Holding Corp., a global provider of intelligent identity management software solutions, and is currently a member of its Audit Committee. He also joined the Board of Directors of Owens Corning, where he serves on the Audit Committee and Finance Committee.

Mr. Martin graduated with a Bachelor’s degree in Management Information Systems from Western Kentucky University.

As previously announced, Walt Rosebrough, STERIS President and CEO, will not be standing for re-election at the end of his term, which also expires at the Company’s Annual Meeting this summer. The combination of these changes, along with the recent addition of Dan Carestio, who is currently COO and the Board intends to appoint as CEO directly following the Annual Meeting, will return the Board to nine members following the Annual Meeting on July 29, 2021.

About STERIS

STERIS’s MISSION IS TO HELP OUR CUSTOMERS CREATE A HEALTHIER AND SAFER WORLD by providing innovative healthcare and life science products and services around the globe. For more information, visit www.steris.com.

Investor Contact:

Julie Winter, Vice President, Investor Relations and Corporate Communications

Julie_Winter@steris.com

+1 440 392 7245

Media Contact:

Stephen Norton, Senior Director, Corporate Communications

Stephen_Norton@steris.com

+1 440 392 7482

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This press release and the referenced conference call may contain forward-looking statements within the meaning of the federal securities laws about STERIS. Forward-looking statements speak only as to the date the statement is made and may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “outlook,” “impact,” “potential,” “confidence,” “improve,” “optimistic,” “deliver,” “orders,” “backlog,” “comfortable,” “trend”, and “seeks,” or the negative of such terms or other variations on such terms or comparable terminology. These forward-looking statements are based on current expectations, estimates or forecasts about our businesses, the industries in which we operate and current beliefs and assumptions of management and are subject to uncertainty and changes in circumstances. Investors should understand that these statements are not guarantees of performance or results. Many important factors could affect actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. No assurances can be provided as to any result or the timing of any outcome regarding matters described in STERIS’s or Cantel’s securities filings or otherwise with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, cost reductions, business strategies, earnings or revenue trends or future financial results. Unless legally required, we do not undertake to update or revise any forward-looking statements even if events make clear that any projected results, express or implied, will not be realized. These risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements include, without limitation:

•	the failure to obtain Cantel stockholder approval of the proposed transaction;

•

the possibility that the closing conditions to the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval and any conditions imposed on the combined entity in connection with consummation of the proposed transaction;

•	delay in closing the proposed transaction or the possibility of non-consummation of the proposed transaction;

•

the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected, including that the proposed transaction may not be accretive within the expected timeframe or to the extent anticipated;

•	the occurrence of any event that could give rise to termination of the merger agreement;

•

the risk that shareholder/stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transactions or result in significant costs of defense, indemnification and liability;

•	risks related to the disruption of the proposed transaction to STERIS, Cantel and our respective managements;

•	risks relating to the value of the STERIS shares to be issued in the transaction;

•	the effect of announcement of the proposed transaction on our ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties;

•	the impact of the COVID-19 pandemic on STERIS’s or Cantel’s operations, performance, results, prospects, or value;

•	STERIS’s ability to achieve the expected benefits regarding the accounting and tax treatments of the redomiciliation to Ireland (“Redomiciliation”);

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operating costs, Customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, Customers, clients or suppliers) being greater than expected following the Redomiciliation;

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STERIS’s ability to meet expectations regarding the accounting and tax treatment of the Tax Cuts and Jobs Act (“TCJA”) or the possibility that anticipated benefits resulting from the TCJA will be less than estimated;

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changes in tax laws or interpretations that could increase our consolidated tax liabilities, including changes in tax laws that would result in STERIS being treated as a domestic corporation for United States federal tax purposes;

•	the potential for increased pressure on pricing or costs that leads to erosion of profit margins;

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the possibility that market demand will not develop for new technologies, products or applications or services, or business initiatives will take longer, cost more or produce lower benefits than anticipated;

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the possibility that application of or compliance with laws, court rulings, certifications, regulations, regulatory actions, including without limitation any of the same relating to FDA, EPA or other regulatory authorities, government investigations, the outcome of any pending or threatened FDA, EPA or other regulatory warning notices, actions, requests, inspections or submissions, or other requirements or standards may delay, limit or prevent new product or service introductions, affect the production, supply and/or marketing of existing products or services or otherwise affect STERIS’s or Cantel’s performance, results, prospects or value;

•

the potential of international unrest, economic downturn or effects of currencies, tax assessments, tariffs and/or other trade barriers, adjustments or anticipated rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs;

•	the possibility of reduced demand, or reductions in the rate of growth in demand, for STERIS’s or Cantel’s products and services;

•	the possibility of delays in receipt of orders, order cancellations, or delays in the manufacture or shipment of ordered products or in the provision of services;

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the possibility that anticipated growth, cost savings, new product acceptance, performance or approvals, or other results may not be achieved, or that transition, labor, competition, timing, execution, regulatory, governmental, or other issues or risks associated with STERIS’s and Cantel’s businesses, industry or initiatives including, without limitation, those matters described in STERIS’s and Cantel’s respective Annual Reports on Form 10-K for the year ended March 31, 2020 and July 31, 2020, respectively, and other securities filings, may adversely impact STERIS’s and/or Cantel’s performance, results, prospects or value;

•	the impact on STERIS and its operations, or tax liabilities, of Brexit or the exit of other member countries from the EU, and STERIS’s ability to respond to such impacts;

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the impact on STERIS, Cantel and their respective operations of any legislation, regulations or orders, including but not limited to any new trade or tax legislation, regulations or orders, that may be implemented by the U.S. administration or Congress, or of any responses thereto;

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the possibility that anticipated financial results or benefits of recent acquisitions, including the acquisition of Key Surgical, or of STERIS’s restructuring efforts, or of recent divestitures, or of restructuring plans will not be realized or will be other than anticipated;

•	the effects of contractions in credit availability, as well as the ability of STERIS’s and Cantel’s Customers and suppliers to adequately access the credit markets when needed;

•	STERIS’s ability to complete the acquisition of Cantel, including the fulfillment of closing conditions and obtaining financing, on terms satisfactory to STERIS or at all; and

•	other risks described in STERIS’s and Cantel’s respective most recent Annual Reports on Form 10-K and other reports filed with the Securities and Exchange Commission.

Investors are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law. This cautionary statement is applicable to all forward-looking statements contained herein and in the referenced conference call.